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                                                                 EXHIBIT 10.17.1

          [LETTERHEAD OF INLINE CONNECTION CORPORATION APPEARS HERE]



CAIS, Inc.                                                      March 4, 1998
1232 22nd St
Washington, DC 20037

Dear Sirs:

Inline Connection Corporation hereby freely and permanently releases CAIS from the restrictions relating to the countries of Germany and Austria, that are included in the license agreement executed between CAIS and Inline and dated November 5, 1996.


Sincerely yours,


/s/ David D. Goodman

David D. Goodman
President, Inline Connection Corp